EXHIBIT 10.41

FIRST AMENDMENT TO
AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT, dated as of December 23, 2016 (this “Amendment”), is by and between T- MOBILE FINANCIAL LLC (“Finco”), as seller, and T-MOBILE HANDSET FUNDING LLC (the “Transferor”), as purchaser, and consented to by ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”), and the various Conduit Purchasers, Committed Purchasers and Funding Agents party to the RPAA referenced below.

RECITALS:

WHEREAS, Finco and the Transferor have entered into the Amended and Restated Receivables Sale Agreement, dated as of June 6, 2016 (as amended, supplemented or otherwise modified from time to time, the “RSA”);

WHEREAS, Finco, individually and as servicer, the Transferor, T-Mobile US, Inc., as guarantor, the Administrative Agent, and certain Conduit Purchasers, Committed Purchasers and Funding Agents, have entered into the Amended and Restated Receivables Purchase and Administration Agreement, dated as of June 6, 2016, as amended by the First Amendment to the Amended and Restated Receivables Purchase and Administration Agreement, dated July 27, 2016, the Second Amendment to the Amended and Restated Receivables Purchase and Administration Agreement, dated October 31, 2016, and the Third Amendment to the Amended and Restated Receivables Purchase and Administration Agreement, dated the date hereof (as amended, supplemented or otherwise modified from time to time, the “RPAA”); and

WHEREAS, Finco and the Transferor wish to amend the RSA as set forth in this Amendment, and the Administrative Agent and the Conduit Purchasers, Committed Purchasers and Funding Agents party to the RPAA wish to consent to this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

ARITCLE ONE

DEFINITIONS

SECTION 1.01 Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the RSA or the RPAA, as applicable.

ARTICLE TWO

AMENDMENT

SECTION 2.01 Amendment. Section 5.03 of the RSA is hereby deleted in its entirety and is hereby replaced with the following:

Section 5.03    Jump Repurchases; Malbec Retransfers. (a) In the event that the Purchaser, pursuant to Section 2.15(a) of the Receivables Purchase and Administration Agreement, is required or elects to replace Eligible Jump Receivables with Replacement Receivables, Finco shall transfer Receivables to the Purchaser in the amount of such required Replacement Receivables (as provided in Section 2.15(a) of the Receivables Purchase and Administration Agreement) in consideration of the automatic retransfer of the related Third Party Payment Rights solely with respect to the related Receivables to Finco, so that the Purchaser can fulfill its obligations under Section 2.15(a) of the Receivables Purchase and Administration Agreement.

(b) In the event that the Purchaser, pursuant to Section 2.21 of the Receivables Purchase and Administration Agreement, replaces Malbec Receivables, Finco shall transfer Receivables to the Purchaser in the amount of such required Replacement Receivables (as provided in Section 2.21 of the Receivables Purchase and Administration Agreement) in consideration of the automatic retransfer of such Malbec Receivables, and such Malbec Receivables shall immediately thereafter be retransferred, automatically, and without further action by the Purchaser or Finco, on the same date by the Purchaser to Finco.

(c) All of the retransfers of Receivables contemplated by this Section 5.03 shall occur without recourse to, and without warranty of any kind deemed to have been made by, the Purchaser, and all representations and warranties are hereby expressly disclaimed.

SECTION 2.02. Consents. The Administrative Agent and the Owners (constituting the Required Owners) hereby consent to this Amendment in accordance with Section 3.9(c) of the RPAA and Section 8.01 of the RSA. The Owners’ consent to this Amendment is limited as specified and shall not be construed as a consent to the amendment of or waiver of any other term or provision of the RPAA or the RSA. Nothing herein releases, modifies, alters, amends or otherwise changes (or shall be deemed to release, modify, alter, amend or change) any of the rights, remedies, powers or privileges of the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent under or in connection with the RPAA, except as expressly provided herein. Nothing herein shall obligate the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent to grant (or consent to) any future or other waiver of any kind under or in connection with the RPAA or the RSA or entitle the Transferor to receive any such waiver (or consent) under the RPAA or the RSA.

ARTICLE THREE

EFFECTIVENESS; RATIFICATION

SECTION 3.01 Effectiveness. This Amendment shall become effective, and this Amendment thereafter shall be binding on the parties hereto and their respective successors and assigns, as of the date first set forth above when counterparts hereof shall have been executed and delivered by the parties hereto.

SECTION 3.02 Incorporation; Ratification.

(a) On and after the execution and delivery hereof, this Amendment shall be a part of the RSA and each reference in the RSA to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the RSA shall mean and be a reference to such RSA as previously amended, and as amended, modified and consented to hereby.

(b) Except as expressly provided herein, the RSA shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

ARTICLE FOUR

MISCELLANEOUS

SECTION 4.01 Representations and Warranties. Finco hereby represents and warrants that its representations and warranties set forth in Section 3.01 of the RSA are true and correct in all material respects as of the date hereof.

SECTION 4.02 Status of the Related Documents. Except as otherwise expressly provided herein, this Amendment shall not constitute a waiver of any right, power or remedy of the Owners, and except as expressly provided herein, this Amendment shall have no effect on any term or condition of the Related Documents.

SECTION 4.03 Governing Law; Submission to Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.

SECTION 4.04 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart.

[signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Amendment to be duly executed as of the date first above written.

T-MOBILE FINANCIAL LLC

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Assistant Treasurer

T-MOBILE HANDSET FUNDING LLC

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior Vice President, Treasury & Treasurer

[Signature Page to First Amendment to A&R RSA]

THE UNDERSIGNED HEREBY CONSENT, ACKNOWLEDGE AND AGREE WITH RESPECT TO ITSELF TO THE PROVISIONS SPECIFIED IN SECTION 2.02 AND SECTION 4.02 OF THE AMENDMENT:

ROYAL BANK OF CANADA,
as Administrative Agent

By: /s/ Austin J. Meier
Name: Austin J. Meier
Title: Authorized Signatory

OLD LINE FUNDING, LLC,
as a Conduit Purchaser

By: Royal Bank of Canada, as Attorney-in-Fact

By: /s/ Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Committed Purchaser

By: /s/ Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory

By: /s/ Austin J. Meier
Name: Austin J. Meier
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Funding Agent

By: /s/ Austin J. Meier
Name: Austin J. Meier
Title: Authorized Signatory

[Signature Page to First Amendment to A&R RSA]

THE UNDERSIGNED HEREBY CONSENT, ACKNOWLEDGE AND AGREE WITH RESPECT TO ITSELF TO THE PROVISIONS SPECIFIED IN SECTION 2.02 AND SECTION 4.02 OF THE AMENDMENT:

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE,
as a Committed Purchaser

By: /s/ Bjoern Mollner	By: /s/ Bjorn Reinecke
Name: Bjoern Mollner	Name: Bjorn Reinecke
Title: V.P.	Title: Assistant Vice President

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE,
As Funding Agent

By: /s/ Bjoern Mollner	By: /s/ Bjorn Reinecke
Name: Bjoern Mollner	Name: Bjorn Reinecke
Title: V.P.	Title: Assistant Vice President

[Signature Page to First Amendment to A&R RSA]

THE UNDERSIGNED HEREBY CONSENT, ACKNOWLEDGE AND AGREE WITH RESPECT TO ITSELF TO THE PROVISIONS SPECIFIED IN SECTION 2.02 AND SECTION 4.02 OF THE AMENDMENT:

GOTHAM FUNDING CORPORATION,
as a Conduit Purchaser

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Committed Purchaser

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
As a Funding Agent

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

[Signature Page to First Amendment to A&R RSA]

THE UNDERSIGNED HEREBY CONSENT, ACKNOWLEDGE AND AGREE WITH RESPECT TO ITSELF TO THE PROVISIONS SPECIFIED IN SECTION 2.02 AND SECTION 4.02 OF THE AMENDMENT:

LLOYDS BANK PLC,
as a Committed Purchaser

By: /s/ Thomas Spary
Name: Thomas Spary
Title: Director

LLOYDS BANK PLC,
as Funding Agent

By: /s/ Thomas Spary
Name: Thomas Spary
Title: Director

[Signature Page to First Amendment to A&R RSA]